EX-35.2
(logo) KeyBank
Real Estate Capital


Statement of Compliance
For Period ending December 31, 2012


Re: Transactions per Attachment A

I, Diane Haislip, in my capacity as Senior Vice President of KeyCorp Real Estate Capital Markets, Inc. (KRECM), do hereby state that:

* A review of the Primary Servicing and Master Servicing activities of KRECM during the above stated period and of its performance, under the Agreement(s), has been made under my supervision and,

* To the best of my knowledge, based on such review, KRECM has fulfilled all of its obligations under the Agreement in all material respects throughout the reporting period.


By: /s/ Diane Haislip                            Date: 3/12/13
Diane Haislip, Senior Vice President


11501 Outlook, Suite 300, Overland Park, KS 66211
Toll Free (888) 979-1200 * Direct (913) 317-4100 * www.keybank.com


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KeyCorp Real Estate Capital Markets, Inc.
Asset Backed Transactions Covered by Platform
For the period of January 1 through December 31, 2012
Attachment A

Commercial Mortgage Pass
Through Certificates

AMRS-RM1
ASC 1997-D5
BACM 2000-2
BACM 2003-2
BACM 2005-3
BACM 2005-5
BACM 2006-1
BACM 2008-1
BACM 2010-K7
BALL 2004 BBA4 SS
BALL 2007 BMB1
BALL 2007 BMB1 SS
BAML 2012-K21
BAMLCM 2011-K13
BAMLCM 2011 K704
BAMLCM 2011-KAIV
BAMLL 2012-CLRN
BAMLL 2012-CLRN MZ
BCMS 2012-K17
BCMS 2012-K19
BCMS 2012-K708
BOA 2001-PB1
BOA 2002-2
BOA 2003-1
BS 1998-C1
BS 1999-C1
BS 2002-TOP8
CBA MEZZ 2004 C1
CD 2007 CD5
CGCMT 2007-FL3
CHASE 1997-C2
CHASE 1998-1
COMM 1999-C1
COMM 2000-C1
COMM 2007-C9
COMM 2012-LTRT
COMM 2012 CCRE5
CS 2006 TFL2
CS 2006 TFL2 SAVA
CS 2007 TFLl
CS 2007 TFL2
CSFB 1998-C1
CSFB 2001-CK1
CSFB 2001-CK3
CSFB 2001-CK6
CSFB 2001-CKN5
CSFB 2002-CKN2


CSFB 2002-CKP1
CSFB 2002-CKS4
CSFB 2002-CP3
CSFB 2003-C3
CSFB 2003-CK2
CSFB 2006 OMA
CSFB 2007 C1 CL
CSFB 2007 C5 CL
CSFBCM 2003-C4
CSFBCM 2003-C5
CSFBCM 2004-C1
CSFBCM 2004-C2
CSFBMSC 2004-C5
CSFBMSC 2004-C4
CSFBMSC 2005-C2
CSFBMSC 2005-C4
CSFBMSC 2005-C6
CSFBMSC 2006-C1
CSFBMSC 2012-KP01
CSFBMSC 2012-K705
CSMC 2008-C1
CSMSC 2006 C5
CSMSC 2006-C4
CSMSC 2007 C2
CSMSC 2007 C3
CSMSC 2007 C4
CSMSC 2007 C5
DLJ 1997-CF2
DLJ 1998-CF1
DLJ 1998-CF2
DLJ 2000-CKP1
DLJ 98CF2
DMARC 1998-C1
DMARC 2009-K4
DMARC 2011-K11
DMARC 2011-K16
Exmoor 2008-1
FULBBA 1998-C2
FREMF 2010-K5 SS
FREMF 2010-K9 SS
FREMF 2011-K703 SS
FREMF 2012-K20 SS
FREMF 2012-K22
FREMF 2012-K501 SS
FREMF 2012-K705 SS
FREMF 2012-K706 SS
FREMF 2012-K709 SS
GCCF 2004-GG1
GE 2003-C2
GECCMC 2002-3


GECCMC 2003-C1
GECMC 2007-C1
GFT 1998-C1
GMAC 2003-C1
GMACC 2003-C2
GS 2007 GG11
GSMCII 2004-IQ7
GSMS 2012-GCJ7
GSMS 2012-GCJ9
GSMSC 2010-K8
GSMSC 2012 GC6
GSMSCII 2003-C1
GSMSCII 2004-GG2
JP Morgan 2002-C3
JPM 2007 CIBC20
JPM 2009-IWST
JPM 2010-CNTR
JPM 2011-K10
JPMC 2010-K6
JPMCC 2005-LDP4
JPMCC 2007 CIBC18
JPMCC 2011-C3
JPMCC 2011-C5
JPMCC 2011-K14
JPMCC 2011-K702
JPMCC 2012-C8
JPMCC 2012-FL2
JPMCC 2012-HSBC
JPMCC 2012-K18
JPMCC 2012-K23
JPMCC 2012-K706
JPMCC 2012-K710
JPMCC 2012-KF01
JPMCC 2012-WLDN
KEY 2000-C1
KEY 2007-SL1
LBCMT 2007 C3
LBCMT 98-C1
LBUBS 2000-C4
LBUBS 2006 C7
LBUBS 2007 C1
LBUBS 2007 C2
LBUBS 2007-C6
LBUBS 2007-C7
Lehman LLF 2007 C5
Maiden Lane 2008-1
MCFI 1998-MC2
MLCFC 2006-2
MLCFC 2007-5
MLCFC 2007-8


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KeyCorp Real Estate Capital Markets Inc.-Management's Assertion Reg AB
Attachment A-Continued


Commercial Mortgage Pass
Through Certificates
continued

MLCFC 2007-9
MLFT 2006-1
MLMI 1999-C1
MLMT 2003-KEY1
MLMT 2004 MKB1
MLMT 2004-KEY2
MLMT 2005 CKI1
MLMT 2005 LC1
MLMT 2005 MKB2
MLMT 2007 C1
MLMT 2008 C1
MOTEL 6 2012-MTL6
MSBAM 2012-CKSV
MSC 1999-CAM1
MSC 2007 IQ16
MSCI 1998 WF2
MSCI 1999 WF1
MSCI 2008 TOP29
MSCI 2011-K701
MSCII 2003-IQ6
MSCII 2004-IQ8
MSCII 2005-IQ9
MSCII 2012-K20
MSDWCI 2002-IQ2
NB FNMA 1995 M2
NB FNMA 1996-M5
NL 1999-1
NL 1999-2
NL 1999-SL
PMAC 1999-C1
PSSFC 1998 C-1
PSSFC 1999 C-2
PSSFC 1999 NRF-1
RCMC 2012 CREL1
SBMS 2000-C2
SBMS 2002-Key2
UBS 2012-C1
UBS CCMT 2011 C1
UBS-BAMLL 2012-WRM
WBCMT 2006-C27
WBCMT 2007 C30
Wells 2003-PWR1
WFCMS 2011-K12
WFCMS 2011K15
WFCMS 2011-K703
WFCMS 2012-K709
WFCMS 2012-K711
WMCMS 2003-C1
WMCMS 2005-C1
WMCMS 2006-SL1
WMCMS 2007-SL2
WMCMS 2007-SL3


WMGMT 2001-1
WVMT 2011-SBC1
WVMT 2011-SBC2
WVMT 2011-SBC3

Conduit
Barclays Fixed
Barclays Floaters
Bear Stearns Funding Inc
BS WH CAP TRUST INC
CAM 02-02
CBA Mezz Cap
CDC Warehouse
CFLW LRP Landesbank
Citigroup WH Fixed
Citigroup WH Floaters
Column Financial Inc
COLUMN LARGE WH
CSFB Interim
DBS WH
First Union
GACC WH
JBC Funds JHC Mezz LLC
LEHMAN WH KBC BK
ORIX WH
ORIX WH CHICAGO

CDO
Highland Park CDO I
HMI I-CRE CDO 2007-1
RCMC 2012 CREL1

Agency
Fannie Mae Negotiated Sold
FNMA - Direct Bond
FNMA - DMBS
FNMA - DUS
FNMA - DUS ARM
FNMA - MBS
FNMA - MBS A/360
FNMA - Struct. Cash Facil.
FNMA DUS CMA A_360
FNMA MBS/DUS 1
FNMA MBS/DUS 2
FNMA Negotiated MBS
FNMA-Cash DUS
FNMA-DUS PFP MBS FX
FHLMC - 45 Day LNS
FHLMC - Others
FHLMC - Credit Facility
FHLMC Others - ARM
Freddie Mac CRE
Freddie Mac CRE ARM
Ginnie Mae
GINNIE MAE - USDA
GNMA I


Fund
HMI Fund

Life/Pension
Colorado County
COVA-MO
Country Life
Country Life CTL
FLAC
Forethought
Gold 01-1
Golden Rule
Greenway
Hartford Acc and Ind Co
Hartford Casualty Ins Co
Hartford Fire Ins Co
Hartford Illinois
Hartford L&A
Harford Life
Hartford Life Ann Ins Co
Harford Mezz Fund
Htfd Acc Ind Co-Htfd Org
Htfd Ins Co III-Htfd Org
Htfd Lf An Ins Co - Org
Htfd Life Ins Co - Htfd Org
John Hancock
PPM America
Lafayette Life
RGA Keyport
RGA RE
RGA RE US Mortality
RGA Security Life of Denve
RGA Timberlake
RGA Wachovia
Royal Neighbors Of America
Security Mutual
Symetra Life Insurance Co
SA06
SA45
WASH-U

Small CMD
Bank of Internet USA

Third Party
111 Debt Acquisition MZ DAL
116 Huntington Mezz Hold
280P Mezz Holdings
Aareal
Admiral Insurance Company
Aegon
AFL-CIO
AIB Debt Management
AIB Debt Management LLC


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(page)


KeyCorp Real Estate Capital Markets Inc.-Management's Assertion Reg AB Attachment A-Continued


Third Party continued

AIDEA
AIG
Albany Local Develop Corp
Allied Irish Bank
Allstate Life Ins Co
American Bank
American Bank of NJ
American Equity Inv Life
American Fidelity Assur Co
Anchor Bank
Aozora Bank Ltd
Apollo Global Real Estate
Arbor Realty Trust Inc
ARC Debt 5B LLC
Ashford Hospitality
AStar
Athene Annuity Life
Atlas Venture I, LLC
Baker Land Company
Banco Inbursa SA
Banif Finance Corp
Bank Leumi USA
Bank of America
Bank of St. Augustine
Bank of Tokyo-Mitisubishi
Barclays Capital REF Inc
Bayerische Landesbank
BBVA
Bear Stearns Funding
Berkley Insurance
BH Hotel Holdings LP
Blackrock Financial Mgmt
Blackrock Granite Prop Fun
Blackrock Granite Property
BMO Harris Bank NA
Botticelli LLC
BPD Bank
Brascan Structured Notes
BRE/CW Portfolio LLC
BREF One LLC
BREF One LLC Series A
Brookdale Funding Co Inc
Brookfield Financial
BVF-II Enclave Lender
Cadim Note Inc.
Calyon New York
CapitalSource Bank
Capmark Bank
Carbon Capital II-B LLC
Carbon Capital II CDO 05-1
CBA Mezzanine Capital DAL
CBRE Realty Finance
Centennial Bank
Central Pacific Bank


CFG Mezz Loan Acq Co
Chase Manhattan Bank
CIBC Inc.
CIM 9901 La Cienega LP
Citibank Corporate Loans
Columbia Pacific CS Repo
Columbia Pacific Mgmt
Columbian Life
Columbus Nova
Community Central Bank
Community Federal Savings
Concord Real Estate CDO 06
Continental Casualty Co
CP III Rincon Towers Inc
CreXus Investment Corp
CS Brookfield
CSH San Marcos Cove LLC
CT RE CDO 2005-1
Cypress Real Estate Adv
Dawn Grantor Trust
DB Swirn
Deka
Dekabank Deutsche Girozent
Deutsche Genossenschafts
Deutsche Hypothekenbank
DiamondRock Allerton Owner
Dime Savings Bank
DLJ Real Estate Capital
DOF 2 Mezz Sub (Bay)LLC
Domain Capital Advisors
Dusseldorfer Hypotheken
Eastern Development
Elliott Associates LP
Emigrant Realty Finance
Esquire Mezzanine Finance
EUROHYPO
Falcon Capital Partners I
FCP Georgian Towers, LLC
FDIC
Fidelity
First Federal of SC
First Federal of S Carolina
First Federal SB of IA
First National Bank of NY
Five Mile Capital
Five Mile Capital DAL
Flagstar Bank FSB
Flatbush Federal Savings
Flushing Savings Bank
Fortress Credit
GACC-Kennedy Wilson 2010
GACC-KennedyWilson 2011
GACC-Spring Asset Fnd CDO
Galante Holdings Inc
GE Business Financial Serv
GE Capital Corp


General Electric
Genworth
Genworth Life
Gerlach & CO
Gerlach & CO
Gerlach & CO
German American Cap Corp
Gibraltor Savings Bank
GIC Real Estate
Global Industrial Leasing
Goldenbridge Acq Holdings
Goldman Sachs Mtg Co
Goldome 1986-2 Trust
Granite Properties Inc.
Greenwich
Greystone
GRSCD
GSREA LLC
GSRE-BS II Ltd
GSRE-CS
G-Star 2005-5 Ltd GTSJ
Guardian Life Insurance Co
Guggenheim
Guggenheim 2005-2
Gulf Coast Comm Bank
H2 Credit Partners Master
H2 Real Estate CDO 06-1
HAL SF Portfolio LP Prime
HAL SF Portfolio LP Trophy
Hayden Asset I
Hayden II
Hayden III
Hayden IV
Hayden V
Hayden VII
HCP MC Mortgage Lender LL
Heirs of David Barouk
Heritage Bank
Hermes Capital, LLC
Hermitage Management LLC
Highgate Holdings, Inc.
Highland Capital Mgmt LP
HIMCO
Horizon Bank
Hudson Valley Bank
Hypo
I&G Mezzanine 2 LLC
I&G Mezzanine 7 LLC
IFTCO
ING Life Insurance Annuity
ING Real Estate Finance
International Tower Mezz
Investcorp International
Investors Warranty of America
IStar Asset Services
Jemcap REO 2010-01


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(page)


KeyCorp Real Estate Capital Markets Inc.-Management's Assertion Reg AB Attachment A-Continued


Third Party continued
JER Investors Trust
JER US Debt Finance Co CS
John Hancock Mutual Life
JP Morgan Chase Bank
JP Morgan Chase fka WAMU
JPMorgan Chase
KBS Debt Holdings LLC
KeyBank Boston Office
KKR CDO 2005 1 Ltd
La Jolla Bank
Landesbank Baden Wurttembe
Landesbank Baden-Wurttem
Landesbank Hessen
Landesbank Sachsen Girozen
LaSalle Bank Nat Assoc
LBCMT 2007 C3 NonTrust
LBUBS 07C1 Non-Trust
Lehman Brothers
Lehman Brothers Bnkhaus
Lehman LLF 2007 C5 Non Tru
LEHMAN WH DH
LEHMAN WH SOV BK
LEM Funding
LEM Funding 201 LP
Lennar
Lincoln Road
Lispenard Street Credit
LNR Property Corp
Lotus Watervliet Fund 3
LRP Landesbank Rheinland
LSREF Summer Loan Asset Tr
LSREF Summer REO Trust 09
LSREF2 Clipper II, LLC
LSREF2 Clipper III, LLC
LSREF2 Clipper Trust 2010
LSREF2 Nova Investment
LSREF2 Nova Investment III
LSREF2 Nova Investments II
LSREF2 Nova Trust 2010
Macquarie Bank Limited
Maguire Properties LP
Marathon Structured Finance
McIntosh State Bank
Merrill Lynch Mtge Lending
MetLife
Midland for CCSFER and PC
Midland National Bank
Midtown Acquisitions L.P.
Monumental Life Ins Co.
MONY Life Insurance Co
MONY Realty Capital, Inc
Morgan Stanley Mtge Corp
MRC Mortgage Inv Trust
Munchener Hypothekenbank
NCC Capital LLC


New York Life Ins Co
Newcastle CDO IV Ltd
Newcastle CDO IX 1
Newcastle CDO VIII 1 Ltd
NexBank
NIC BR LLC
Norddeutsche Landesbank
Norma Investments SP
Northeast Community Bank
NorthStar Realty Finance
NY Credit Funding I Inc
NYLIM Real Estate Mezz
One West Bank
One William street Capital
ONEX Real Estate
ORIX Capital Markets LLC
Oxford Properties
Pacific Life Insurance Co
Pacific Northwest Bank
Pacifica Equity Partners
PB Capital
Pembrook Capital Mgmt LLC
Pembrook Community Inv
Petra
Playa Chame B.V.
PJ Finance Company LLC
Pond View Credit
Portigon AG
PRIF II 650 LLC
Principal Life Ins Co
Prinsbank
Prosper Bank
Prudential Ins Co of Amer
PV Rancho LLC
PWC Lehman
Quadra Realty Inc.
Quadrant Strategy REIT
Rait Partnership LP
RCG Longview
Red Mortgage Capital Inc
Redwood Comm Mtg Corp
Resource America
Resource Real Est CDO 2007
Rockville Office Venture
Royal Bank of Canada
RXR 450 Lex Mezz Holder JV
SA Logistics LLC
SAAR Landesbank
Sandleman 2006-2
Sandleman CRE CDO
Savanna Fund
SBAF Mortgage Fund I
SGT, REO BFSB
SGT, Series I
SGT, Series I BFSB
Shorenstein Realty Inv Nin


SL Green KC
Sorin Master Fund, Inc
Sorin Real Estate CDO IV
Spanish Peaks Acq Part
SRI Nine Debt Holdings LLC
Starwood Capital Group
State Bank of Texas
State of Wash Investment
Stone Tower Credit Funding
Storms & Co
Styx Partners LP
Suffolk County National
Sussex Bank
Swedbank
Teachers
The Bank of Vernon
The Community's Bank
The First State Bank
The Park Avenue Bank
Times Square PT Third Mezz
TMAC
Transwestern Mezz
Trifecta Hotel MZL8 LLC
Trilon Bankcorp
Trimont REA for CWCapital
Trimont REA for Lehman
TRT Lending LLC
TS7-F Grantor Trust
US Bank Trust National
U.S. Bank, N.A
UBS
UBSREI
Umpqua Bank acq Nevada SB
Union Center National
US Bancorp
Velocity Comm Capital
Ventas Realty
VGT Jemcap Series C
VNO Roosevelt Hotel Mezz
Vornado Realty Trust
Wachovia Bank NA
Walton Seattle Mezz Hold
Warren Properties Inc
Washington Holdings
WB Kuhio LLC
Wells Fargo Bank
Westdeutsche Immobiliebank
WHG Loan Investors LLC
Winthrop
Woodward Capital
WP Carey & Co
Wrightwood Capital service
WWSF MTGL8, LLC
Yellow Brick Real Estate
Zions First National Bank


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